EXHIBIT 1.1
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                          The Procter & Gamble Company
                                 Debt Securities
                             Underwriting Agreement
                             ----------------------

                                             [DATE]

To the Underwriter named in the
respective Pricing Agreement(s)
hereinafter described


Dear Sirs/Mesdames:

    From time to time The Procter & Gamble Company (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm named in Schedule I to the applicable Pricing Agreement (such firm constituting the "Underwriter" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriter (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriter's Securities").

    The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

    1. Particular sales of Designated Securities may be made from time to time to the Underwriter of such Securities. THIS UNDERWRITING AGREEMENT SHALL NOT BE CONSTRUED AS AN OBLIGATION OF THE COMPANY TO SELL ANY OF THE SECURITIES OR AS AN OBLIGATION OF THE UNDERWRITER TO PURCHASE ANY OF THE SECURITIES. The obligation of the Company to issue and sell any of the Securities and the obligation of the Underwriter to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriter of such Designated Securities, the name of the Underwriter of such Designated Securities, the principal amount of such Designated Securities to be purchased by the Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and the commission payable to the Underwriter with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. The Pricing Agreement also may specify such additional terms and conditions as the parties thereto may agree. The Pricing Agreement shall include a Schedule III specifying (a) materials other than the Pricing Prospectus (as defined below) that comprise the Pricing Disclosure Package (as defined below) and (b) Issuer Free Writing Prospectuses (as defined below) not included in the Pricing Disclosure Package. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.

    2. The Company represents and warrants to, and agrees with, the Underwriter that:

        (a) A registration statement (File No. 333-113515) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Underwriter and such registration statement in such form has been declared effective by the Commission (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Basic Prospectus"; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Designated Securities, which has heretofore been or is required to be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act") is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all documents incorporated by reference therein and exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Designated Securities that is or shall be filed with the Commission pursuant to Rule 424(b) under the Act and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each such part as amended at the time such registration statement became effective (or at the time deemed to be a new effective date of such registration statement pursuant to Rule 430B under the Act), being hereinafter collectively called the "Registration Statement"; PROVIDED that if the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) under the Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement") then any reference to "Registration Statement" herein shall be deemed to be both the Registration Statement referred to above and the Rule 462 Registration Statement, as each such Registration Statement may be amended; the Basic Prospectus, as amended and supplemented by any Preliminary Prospectus immediately prior to the Applicable Time (as defined in Section 2(c) hereof), is hereinafter called the "Pricing Prospectus"; the final prospectus relating to the Designated Securities in the form in which it shall be filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the "Prospectus"; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date of this Agreement, or the issue date of such Basic Prospectus, Pricing Prospectus, Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement with respect to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of this Agreement, or the issue date of the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or Prospectus, as the case may be, and prior to the completion of the offering, under the Exchange Act, and deemed to be incorporated by reference therein; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Designated Securities is hereinafter called an "Issuer Free Writing Prospectus");

        (b) For the purposes of this Agreement and the Pricing Agreement, the "Applicable Time" shall be such time as specified in the Pricing Agreement; as of the Applicable Time, neither (x) the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents and information listed in Schedule III(a) to the Pricing Agreement (including any final term sheet), taken together (collectively, the "Pricing Disclosure Package"), nor (y) any Issuer Free Writing Prospectus listed on Schedule III(b) to the Pricing Agreement when considered together with the Pricing Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter of Designated Securities expressly for use therein; and each Issuer Free Writing Prospectus listed on Schedule III(a) or Schedule III(b) to the Pricing Agreement as of its issue date and at all subsequent times through the completion of the offer and sale of the Designated Securities to which such Issuer Free Writing Prospectus relates, did not, does not and will not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus;

        (c) The documents incorporated by reference in the Pricing Prospectus, the Prospectus and any amendment or supplement thereto, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Pricing Prospectus, the Prospectus and any amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter of Designated Securities expressly for use in the Prospectus as amended or supplemented related to such Securities;

        (d) No order preventing or suspending the use of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; the Registration Statement, on the effective date (as such effective date is defined in Rule 158(c) under the Act) conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, at the time the Prospectus is filed with the Commission and at the Time of Delivery (as defined in Section 4 hereof), the Prospectus will conform in all material respects with the Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter of the Designated Securities expressly for use in the Registration Statement or the Prospectus, as the case may be;

        (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or in the consolidated capitalization of the Company and its consolidated subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus;

        (f) The Securities have been duly authorized, and, when Designated Securities are issued and delivered at the Time of Delivery (as defined in Section 4 hereof) pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement;

        (g) The Indenture has been duly authorized and at the Time of Delivery will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Pricing Disclosure Package and Prospectus, as amended or supplemented;

        (h) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts will conform to the description thereof in the Pricing Disclosure Package and Prospectus, as amended or supplemented;

        (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its domestic subsidiaries is a party or by which the Company or any of its domestic subsidiaries is bound or to which any of the property or assets of the Company or any of its domestic subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended Articles of Incorporation, Regulations or By Laws of the Company or any applicable statute or any applicable order, rule or regulation known to the Company of any court or governmental agency or body having jurisdiction over the Company or any of its domestic subsidiaries or any of its or their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter; and

        (j) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject other than (i) as set forth in the Pricing Prospectus and the Prospectus and (ii) legal or governmental proceedings which, if determined adversely to the Company or any of its subsidiaries, would not in the aggregate reasonably be expected to have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and no such proceedings are known by the Company to be threatened or contemplated by governmental authorities or threatened by others.

        (k) At (i) the earliest time after the filing of the Registration Statement that the Company or another offering participant made a BONA FIDE offer (within the meaning of Rule 164(h)(2) of the Act) with respect to the Designated Securities and (ii) the time of execution of this Agreement, the Company was not and is not an "ineligible issuer" as defined in Rule 405 under the Act.

    3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Underwriter of the release of its Securities, the Underwriter proposes to offer its Securities for sale upon the terms and conditions set forth in the Pricing Prospectus as amended or supplemented.

    The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriter is authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Underwriter and the Company may authorize or approve. If so specified, the Underwriter will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Underwriter, at the Time of Delivery, such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriter will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

    The total principal amount of Underwriter's Securities to be purchased by the Underwriter pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Underwriter not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Underwriter and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

    4. Underwriter's Securities to be purchased by the Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor in the funds and in the manner specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Underwriter and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

    Concurrently with the delivery of and payment for the Underwriter's Securities, the Company will deliver to the Underwriter a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriter in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to such Securities.

    5.  The Company agrees with the Underwriter of any Designated Securities:

        (a) To make no further amendment or any supplement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities to which the Underwriter for such Securities, promptly after reasonable notice thereof, shall have reasonably disapproved; to advise the Underwriter promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
        Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of such Securities, and during such same period to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any amendment or supplement to any Issuer Free Writing Prospectus or the Prospectus has been filed or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any preliminary prospectus or other prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

        (b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus to which the Underwriter for such Securities, promptly after reasonable notice thereof, shall have reasonably disapproved;

        (c) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (d) To furnish the Underwriter with written or electronic copies of the Pricing Prospectus and the Prospectus as amended or supplemented in such quantities as the Underwriter may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Pricing Disclosure Package or Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Pricing Disclosure Package or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Pricing Disclosure Package or the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act or the respective rules thereunder, to notify the Underwriter of such event and upon the Underwriter's request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written or electronic copies as the Underwriter may from time to time reasonably request of an amended Pricing Disclosure Package or Prospectus or a supplement to the Pricing Disclosure Package or the Prospectus which will correct such statement or omission or effect such compliance;

        (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as such effective date is defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with
        Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158); and

        (f) During the period beginning on the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Underwriter and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Underwriter.

    6. (a) Except as provided in Section 6(b) below with respect to the Final Term Sheet (as defined below), (i) the Company represents and agrees that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Designated Securities that would constitute a "free writing prospectus" as defined in Rule 405 under the Act required to be filed by the Company with the Commission under Rule 433 under the Act, and (ii) the Underwriter represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Designated Securities that would constitute a free writing prospectus required to be filed by the Company with the Commission under Rule 433 under the Act;

        (b) The Company and the Underwriter each has complied and will comply with the requirements of Rule 433 under the Act to the extent applicable to any Issuer Free Writing Prospectus. The Company has complied and will comply with the requirements of Rule 433 with regard to timely filing with the Commission or retention where required and legending of any Issuer Free Writing Prospectus. If the Underwriter prepares and timely provides to the Company a writing containing solely a description of the terms of the Designated Securities and of the offering, the Company will
        (i) review and (subject to such changes deemed appropriate by the Company and the Underwriter) approve, if requested by the Underwriter in connection with the offer and sale of the Designated Securities, such writing (as so approved, the "Final Term Sheet") and (ii) file such Final Term Sheet pursuant to Rule 433(d) under the Act.

    7. The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities;
(vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 9 and
Section 12 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses and expenses of any "free writing prospectus" (as defined in Rule 405 under the Act), other than an Issuer Free Writing Prospectus, that is used or referred to by the Underwriter connected with any offers it may make.

    To the extent permitted by applicable law, the Company will indemnify and hold harmless the Underwriter from any documentary, stamp, stamp duty reserve or similar issue tax or duty and any related interest or penalties on, and value added tax (if any) payable in respect of the execution of this Agreement or the issue, sale and delivery of the Securities to the subscribers which are or may be payable in any jurisdiction.

    8. The obligations of the Underwriter of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Underwriter, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in such Pricing Agreement are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter's reasonable satisfaction;

        (b) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Underwriter, shall have furnished to the Underwriter such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Pricing Disclosure Package, the Prospectus as amended or supplemented and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering such opinion or opinions, such counsel may rely as to all matters governed by Ohio law upon the opinion referred to in subjection (c) of this Section;

        (c) [NAME], Counsel for the Company, shall have furnished to the Underwriter his or her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Underwriter, to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus as amended or supplemented;

              (ii) The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

              (iii) Each domestic subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its domestic subsidiaries);

              (iv) The Company and each of its domestic subsidiaries are duly authorized and are in good standing to do business in each jurisdiction in the United States, other than their respective jurisdictions of incorporation, in which they own or lease properties, or conduct any business, so as to require such qualification (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its domestic subsidiaries);

              (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its domestic subsidiaries is a party or of which any property of the Company or any of its domestic subsidiaries is the subject, other than as set forth in the Pricing Disclosure Package and the Prospectus and other than legal or governmental proceedings which, if determined adversely to the Company and its domestic subsidiaries, would not in the aggregate reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

              (vii) In the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such Contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Pricing Disclosure Package and the Prospectus as amended or supplemented;

              (viii) The Designated Securities have been duly authorized; the Underwriter's Securities have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits provided by the Indenture; the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Indenture and Delayed Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Pricing Disclosure Package and the Prospectus as amended or supplemented;

              (ix) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

              (x) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its domestic subsidiaries is a party or by which the Company or any of its domestic subsidiaries is bound or to which any of the property or assets of the Company or any of its domestic subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended Articles of Incorporation, Regulations or By Laws of the Company or any applicable statute or any applicable order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its domestic subsidiaries or any of its or their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement or such Pricing Agreement or the Indenture or any of such Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriter;

              (xi) The documents incorporated by reference in the Pricing Prospectus or the Prospectus, as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

              (xii) The Registration Statement as of the effective date (as such term is defined in Rule 158(c) under the Act) and the Prospectus as of its issue date, as amended or supplemented, (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe (x) that the Registration Statement, at the time it was deemed effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (y) that the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; or (z) that, as of its date and as of the Time of Delivery, the Prospectus or any such further amendment or supplement thereto made by the Company prior to the Time of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement, the Basic Prospectus or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and the statements in the Pricing Disclosure Package and the Prospectus as amended or supplemented describing the Designated Securities are accurate and fairly present the information required or purported to be shown.

        In rendering such opinion or opinions, such counsel may rely as to all matters governed by New York law upon the opinions referred to in subsection (b) of this Section;

        (d) On the date of the Pricing Agreement and at the Time of Delivery for such Designated Securities, Deloitte & Touche LLP, which has rendered its opinion on the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Underwriter a comfort letter, in form and substance satisfactory to the Underwriter;

        (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus or the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus or the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or in the consolidated capitalization of the Company and its consolidated subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus or the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Pricing Prospectus or the Prospectus;

        (f) Subsequent to the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and no public announcement shall have been made by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

        (g) Subsequent to the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the over-the-counter market; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or the over-the-counter market; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or
        (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
        (v) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriter's Securities on the terms and in the manner contemplated in the Pricing Prospectus or the Prospectus as amended or supplemented; and

        (h) The Company shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery for the Designated Securities certificates of officers of the Company satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section, and as to such other matters as the Underwriter may reasonably request.

    9. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, in which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or the Pricing Disclosure Package, in reliance upon and in conformity with written information furnished to the Company by the Underwriter of Designated Securities expressly for use therein.

        (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or the Pricing Disclosure Package, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or the Pricing Disclosure Package, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel of any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

        (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Underwriter and to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 9 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

    10. (a) If the Underwriter shall default in its obligation to purchase the Underwriter's Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Underwriter may in its discretion arrange for itself or another party or other parties to purchase the Underwriter's Securities on the terms contained herein. If within thirty-six hours after such default by the Underwriter, the Underwriter does not arrange for the purchase of such Underwriter's Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriter to purchase such Underwriter's Securities on such terms. In the event that, within the respective prescribed period, the Underwriter notifies the Company that it has so arranged for the purchase of such Underwriter's Securities, or the Company notifies the Underwriter that it has so arranged for the purchase of such Underwriter's Securities, the Underwriter or the Company shall have the right to postpone the Time of Delivery for such Underwriter's Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Underwriter may thereby be made necessary. The term "Underwriter" as used in this Agreement and the Pricing Agreement with respect to such Securities shall include any person substituted under this Section with like effect as if such person had originally been a party to such Pricing Agreement with respect to such Designated Securities.

        (b) If, after giving effect to any arrangements for the purchase of the Underwriter's Securities, if the Underwriter defaults, by the Underwriter and the Company as provided in subsection (a) above, any of the Underwriter's Securities remains unpurchased, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of the Company, except for the expenses to be borne by the Company as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

    11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

    12. If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to the Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason Underwriter's Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to the Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

    13. All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriter shall be sufficient in all respects if delivered or sent by registered mail to the address of the Underwriter as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered, or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to the Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by registered mail to the Underwriter at its address set forth in its Underwriter's Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Underwriter upon request.

    14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and, to the extent provided in Section 9 and Section 11 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    15. Time shall be of the essence of each Pricing Agreement.

    16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                                       Very truly yours,

                                       THE PROCTER & GAMBLE COMPANY


                                       By:__________________________________
                                          [NAME]

Accepted as of the date hereof:

[NAME]

By: ___________________________
    Name:
    Title:


By: ___________________________
    Name:
    Title:

                                    Annex I:
                                     Pricing
                                    Agreement

                                                                          [DATE]

[Name of Representatives,]
[Name of any Co-Representative(s),]
As representatives of the several Underwriters
_________ named in Schedule I hereto,
[c/o Representatives,]
[Address of Representatives]



Dear Sirs/Mesdames:

     The Procter & Gamble Company (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated [DATE] (the "Underwriting Agreement"), to issue and sell to the Underwriter named in
Schedule I hereto (the "Underwriter") the Securities specified in Schedule II hereto (the "Designated Securities").

     Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty in Section 2 of the Underwriting Agreement which makes reference to the Pricing Prospectus and the Prospectus shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Pricing Prospectus and the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus and the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement, each representation and warranty in Section 2 of the Underwriting Agreement which makes reference to the Pricing Disclosure Package shall be deemed to be a representation and warranty as of the Applicable Time (as set forth in Schedule II hereto) in relation to the Pricing Disclosure Package (as therein defined). Each reference to the Underwriter herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The address of the Underwriter referred to in such Section 13 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed, or in the case of a supplement mailed for filing, with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the time and place and at the purchase price to the Underwriter set forth in Schedule II hereto, the principal amount of Designated Securities set forth in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

     If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriter and the Company.


                                       Very truly yours,

                                       The Procter & Gamble Company



                                       By:_________________________
                                          [NAME]

                                       Accepted as of the date hereof:


                                       [NAME]


                                       By:___________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

Underwriter(s)         Principal Amount of Designated Securities to be Purchased
-------------          ---------------------------------------------------------

[Name(s)]              $



Total                  $

                                   SCHEDULE II

Title of Designated Securities:
[ %] [Floating Rate] [Zero Coupon] [Notes]
[Debentures] due
[Warrants]

Aggregate Principal Amount:

$[  ]

Price to Public:

_____% of the principal amount of the Designated Securities, plus accrued interest from _____ to _____ [and accrued amortization, if any, from _____ to _____]

Purchase Price by Underwriters:

_____% of the principal amount of the Designated Securities, plus accrued interest from _____ to _____ [and accrued amortization, if any, from _____ to _____]

Method of and Specified Funds for Payment of Purchase Price:

[By certified or official bank check or checks, payable to the order of the Company in [New York Clearing House] [same day] funds]

[By wire transfer to a bank account specified by the Company in same day funds]

[Other specified method]

Indenture:

Indenture, dated as of September 28, 1992, between the Company and J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, National Association, as Trustee

Time of Delivery:

[Time and date], 200___.

Closing Location:

Names and Addresses of Representatives:

Designated Representatives:

Address for Notices, etc.:

Securities Exchange:

[Securities to be listed on the [New York] Stock Exchange]

Delayed Delivery:

[None] [Underwriters' commission shall be _____% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of ____________________].

Maturity:

Interest Rate:

[_____%] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

[months and dates]

Redemption Provisions:

[No provisions for redemption]

[The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of $_____ or an integral multiple thereof, _____]

[on or after _____ , _____ at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before _____ , _____%, and if] redeemed during the 12-month period beginning _____ ,

              YEAR                               REDEMPTION PRICE

and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling on or after_____ ,_____   , at the
election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

[Restriction on refunding]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Designated Securities are entitled to the benefit of a sinking fund to retire $_____ principal amount of Designated Securities on__________ in each of the years _____ through _____ at 100% of their principal amount plus accrued interest] [_____ , together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $_____ principal amount of Designated Securities in the years _____ through _____ at 100% of their principal amount plus accrued interest.]

            [If Securities are Extendible Debt Securities, insert-

Extendible Provisions:

Securities are repayable on __________,_____[insert date and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be _____%, and thereafter annual interest rate will be adjusted on __________, _____ and __________ to a rate not less than _____% of the effective annual interest rate on U.S. Treasury obligations with _____-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].].

           [If Securities are Floating Rate Debt Securities, insert-

Floating Rate Provisions:

Initial annual interest rate will be _____% through _____ [and thereafter will be adjusted [monthly] [on each _____, _____, _____ and _____] [to an annual rate of _____% above the average rate for _____-year [month] [securities] [certificates of deposit] by _____ and _____ [insert names of banks].] [and the annual interest rate [thereafter] [from _____ through _____] will be the interest yield equivalent of the weekly average per annum market discount rate for _____-month Treasury bills plus _____% of Interest Differential (the excess, if any, of (i) then current weekly average per annum secondary market yield for _____-month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate of _____-month Treasury bills); [from _____ and thereafter the rate will be the then current yield equivalent plus _____% of Interest Differential].]

Defeasance:

[The provisions of Sections 403 and 1006 of the Indenture relating to defeasance shall apply to the Designated Securities.]

[Other Terms]: [A description of particular tax, accounting or other unusual features of the Securities may be set forth, or referenced to an attached and accompanying description, if necessary, to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.]

                                 SCHEDULE III(a)


[List of materials other than the Pricing Prospectus that comprise the Pricing
 Disclosure Package]

                                 SCHEDULE III(b)


[Free Writing Prospectuses, if any, not included in the Pricing Disclosure
 Package]

                                    ANNEX II

                            Delayed Delivery Contract

                                                               __________, 200__

THE PROCTER & GAMBLE COMPANY,
c/o [Name and address of appropriate Representatives].

Attention:


Dear Sirs/Mesdames:

The undersigned hereby agrees to purchase from The Procter & Gamble Company (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,
                            [$] ..

principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated __________, 200 , as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof [ , plus accrued interest from the date from which interest accrues as set forth below,] [and accrued amortization, if any, from [__________] [the date from which interest accrues as set forth below]] and on the further terms and conditions set forth in this contract.
The undersigned will purchase the Designated Securities from the Company on ____________________ , 200 . (the "Delivery Date") and interest on the Designated Securities so purchased will accrue from _______________, 200 . [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:


Delivery Date         Principal Amount          Date From Which Interest Accrues
-------------         ----------------          --------------------------------

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to [the Company or its order by certified or official bank check in [New York Clearing House]
[same day] funds at the office of ______________________________ , or by wire transfer of same day funds to a bank account specified by the Company] [or specify other means], on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communications addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

[The undersigned understands that underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.]

The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.


Yours very truly,

(Name of Purchaser)



By:_________________________
   [NAME]

Accepted, ____________________, 200___.

THE PROCTER & GAMBLE COMPANY


By:_________________________
   [NAME]